UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 16, 2014

Planar Systems, Inc.

(Exact name of registrant as specified in its charter)

Oregon	0-23018	93-0835396
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1195 NW Compton Drive

Beaverton, Oregon 97006

(Address of principal executive offices, including zip code)

(503) 748-1100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

By letter dated January 16, 2014, conditioned upon his election to a further term as a Director of the Company at the Company’s 2014 Annual Meeting of Shareholders to be held February 26, 2014, Mr. Gregory H. Turnbull submitted his resignation from the Board of Directors of Planar Systems, Inc. (the “Company”) effective upon the Company’s 2015 Annual Meeting of Shareholders (the “2015 Annual Meeting”). Mr. Turnbull’s resignation may be rescinded by a vote of two-thirds of the members of the Board of Directors other than Mr. Turnbull at any time prior to the 2015 Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANAR SYSTEMS, INC. (Registrant)

By:	/s/ STEPHEN M. GOING
Stephen M. Going
Senior Vice President, General Counsel and Secretary

Date: January 22, 2014